UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2010

Entertainment Properties Trust

(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 West Pershing Road, Suite 201

Kansas City, Missouri 64108

(Address of principal executive office)(Zip Code)

(816) 472-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Set forth below is information concerning each matter submitted to a vote at Entertainment Properties Trust’s Annual Meeting of Shareholders held on May 12, 2010.

Proposal No. 1: The shareholders elected each of the following persons as Class I trustees, to serve for a term of three years or until their successors are elected and qualified or until their earlier death, resignation or removal.

	For	Withheld	Broker Non-Votes
Barrett Brady	34,859,839.603015	312,631.880905	2,860,033.000000
Peter Brown	34,092,993.759406	1,079,477.724514	2,860,033.000000

Proposal No. 2: The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.

For	Against	Abstain	Broker Non-Votes
36,560,253.245683	1,454,736.146348	17,515.091889	0.000000

No other matters were voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST

By:	/s/ Mark A. Peterson
Name:	Mark A. Peterson
Title:	Vice President, Treasurer and Chief Financial Officer

Date: May 17, 2010